SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 17, 2006

CRUZAN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13453	59-1284057
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 1500, West Palm Beach, FL		33401
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 655-8977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On March 17, 2006, Cruzan International, Inc. (the “Company”) announced that at a special meeting held on March 17, 2006, Cruzan’s stockholders voted to adopt the merger agreement under which The Absolut Spirits Company, Incorporated (“ASCI”) will acquire the Company. The Company, ASCI and Cruzan Acquisition, Inc., a special purpose subsidiary of ASCI formed for purposes of the merger, entered into a definitive agreement on September 30, 2005, pursuant to which ASCI agreed to pay $28.37 in cash for each issued and outstanding share of Cruzan’s common stock not owned by ASCI. The parties expect to complete the transaction on or about March 22, 2006.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.
Not applicable.

(b)           Pro Forma Financial Information.
Not applicable.

(c)           Shell Company Transactions.
Not applicable.

(d)           Exhibits.
99.1         The Company’s Press Release, dated March 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUZAN INTERNATIONAL, INC.

Date:	March 17, 2006	By:	/s/ Ezra Shashoua
Ezra Shashoua
Executive Vice President and
Chief Financial Officer